UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported): September 15, 2010
HARMONIC INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-25826	77-0201147

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)
4300 North First Street
San Jose, CA 95134
(408) 542-2500
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On September 15, 2010, Harmonic Inc., a Delaware corporation (“Harmonic”), filed a Current Report on Form 8-K (the “September 8-K”) with the Securities and Exchange Commission (the “SEC”) to report the completion of its previously announced acquisition (the “Acquisition”) of Omneon, Inc., a Delaware corporation (“Omneon”), pursuant to an Agreement and Plan of Reorganization, dated May 6, 2010, by and among Harmonic, Orinda Acquisition Corporation, a Delaware corporation and a direct, wholly-owned subsidiary of Harmonic, Orinda Acquisition, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of Harmonic, Omneon, and Shareholder Representative Services, LLC, a Colorado limited liability company, solely in its capacity as representative, as amended (the “Agreement”).
At that time, Harmonic stated in the September 8-K that it intended to file the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K not later than seventy-one (71) calendar days after the date that the September 8-K was required to be filed with the SEC. Harmonic hereby amends the September 8-K in order to include the required financial statements and pro forma financial information.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The audited consolidated balance sheets of Omneon as of December 31, 2008 and 2009 and the related consolidated statements of operations, stockholders’ equity/deficit and cash flows for the years ended December 31, 2007, 2008 and 2009, together with the report thereon of PricewaterhouseCoopers LLP, are attached hereto as Exhibit 99.1.
The unaudited condensed consolidated balance sheets of Omneon as of December 31, 2009 and June 30, 2010, and the unaudited condensed consolidated statements of operations and cash flows for the six months ended June 30, 2009 and 2010, are filed hereto as Exhibit 99.2.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined balance sheet of Harmonic as of July 2, 2010 and the related pro forma condensed combined statements of operations for the six months ended July 2, 2010 and the year ended December 31, 2009, are attached hereto as Exhibit 99.3.

(d) Exhibit Index

Exhibit
Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

99.1	Audited Consolidated Balance Sheets of Omneon, Inc., as of December 31, 2008 and 2009 and the related Consolidated Statements of Operations, Stockholders’ Equity/Deficit and Cash Flows for the years ended December 31, 2007, 2008 and 2009

99.2	Unaudited Condensed Consolidated Balance Sheets of Omneon, Inc. as of December 31, 2009 and June 30, 2010, and the Unaudited Condensed Consolidated Statements of Operations and Cash Flows for the six months ended June 30, 2009 and 2010

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet of Harmonic Inc. as of July 2, 2010 and the related Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended July 2, 2010 and the year ended December 31, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned, hereunto duly authorized.

Harmonic Inc.

Dated: November 15, 2010

By:	/s/ Carolyn V. Aver
Name:	Carolyn V. Aver
Title:	Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

99.1	Audited Consolidated Balance Sheets of Omneon, Inc., as of December 31, 2008 and 2009 and the related Consolidated Statements of Operations, Stockholders’ Equity/Deficit and Cash Flows for the years ended December 31, 2007, 2008 and 2009

99.2	Unaudited Condensed Consolidated Balance Sheets of Omneon, Inc. as of December 31, 2009 and June 30, 2010, and the Unaudited Condensed Consolidated Statements of Operations and Cash Flows for the six months ended June 30, 2009 and 2010

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet of Harmonic Inc. as of July 2, 2010 and the related Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended July 2, 2010 and the year ended December 31, 2009